UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2011

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 19, 2011, Triumph Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, certain investment funds associated with The Carlyle Group, as selling stockholders (the “Selling Stockholders”), and Deutsche Bank Securities Inc., as underwriter, pursuant to which the Selling Stockholders agreed to sell an aggregate of 2,500,000 shares of the Company’s common stock, par value $0.001 per share, at a per share price to the public of $92.75 per share (the “Offering”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete copy of that agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A shelf registration statement (including a prospectus) relating to the offering of the common stock has previously been filed with the U.S. Securities and Exchange Commission and has become effective.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

On May 19, 2011, the Company issued a press release announcing the Offering.  A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.1.

On May 20, 2011, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 19, 2011, by and among Triumph Group, Inc., Carlyle Partners III, L.P., CP III Coinvestment, L.P., Carlyle Partners II, L.P., Carlyle SBC Partners II, L.P., State Board of Administration of Florida, Carlyle Investment Group, L.P., Carlyle International Partners II, L.P., Carlyle International Partners III, L.P., C/S International Partners, Carlyle-Contour Partners, L.P., Carlyle-Contour International Partners, L.P., Carlyle-Aerostructures Partners, L.P., Carlyle-Aerostructures Partners II, L.P., Carlyle-Aerostructures International Partners, L.P., Carlyle-Aerostructures Management, L.P., Carlyle High Yield Partners, L.P. and Deutsche Bank Securities Inc., as underwriter.*

5.1	Opinion of Ballard Spahr LLP.*

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).*

99.1	Press Release announcing the Offering, dated May 19, 2011.*

99.2	Press Release announcing the pricing of the Offering, dated May 20, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2011		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 19, 2011, by and among Triumph Group, Inc., Carlyle Partners III, L.P., CP III Coinvestment, L.P., Carlyle Partners II, L.P., Carlyle SBC Partners II, L.P., State Board of Administration of Florida, Carlyle Investment Group, L.P., Carlyle International Partners II, L.P., Carlyle International Partners III, L.P., C/S International Partners, Carlyle-Contour Partners, L.P., Carlyle-Contour International Partners, L.P., Carlyle-Aerostructures Partners, L.P., Carlyle-Aerostructures Partners II, L.P., Carlyle-Aerostructures International Partners, L.P., Carlyle-Aerostructures Management, L.P., Carlyle High Yield Partners, L.P. and Deutsche Bank Securities Inc., as underwriter.*

5.1	Opinion of Ballard Spahr LLP.*

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).*

99.1	Press Release announcing the Offering, dated May 19, 2011.*

99.2	Press Release announcing the pricing of the Offering, dated May 20, 2011.*

* Filed herewith.